EXHIBIT 21.1

                             LIST OF SUBSIDIARIES

                                                               JURISDICTION OF
      SUBSIDIARY                                                INCORPORATION
      ----------                                               ---------------
Arts and Crafts Press, Inc............................            California
Austin Printing Company, Inc..........................            Georgia
Bridgetown Printing Co................................            Texas
CGML General Partner, Inc. ...........................            Delaware
Chas. P. Young Company ...............................            Texas
Chas. P. Young Company, Inc...........................            New York
Clear Visions, Inc. ..................................            Texas
Columbia Color, Inc...................................            California
Consolidated Eagle Press, Inc.........................            Texas
Consolidated Graphics Management, Inc.................            Delaware
Consolidated Graphics Management II, Inc..............            Delaware
Consolidated Graphics Properties, Inc.................            Texas
Consolidated Graphics Properties II, Inc..............            Texas
Consolidated Image, Inc...............................            Wisconsin
Consolidated Mobility, Inc............................            Texas
Courier Printing Company..............................            Tennessee
Digital Direct........................................            Pennsylvania
Direct Color, Inc.....................................            California
Emerald City Graphics, Inc............................            Washington
Fittje Bros. Printing Company Inc.....................            Colorado
Frederic Printing Company.............................            Colorado
Garner Publishing Company.............................            Iowa
GCI Acquisition Company...............................            California
Georges & Shapiro Lithograph, Inc.....................            California
Geyer Printing Company, Inc...........................            Pennsylvania
Gilprin Acquisition...................................            Kansas
Gritz-Ritter Graphics, Inc............................            Colorado
Grover Printing Company...............................            Texas
Gulf Printing Company.................................            Texas
Heath Printers, Inc...................................            Washington
Heritage Graphics, Inc................................            Texas
Ironwood Lithographers, Inc...........................            Arizona
Lincoln Acquisition Company...........................            Indiana
Mercury Web Printing, Inc.............................            Kansas
Mount Vernon Printing Company ........................            Maryland
Paragraphics, Inc.....................................            California
Precision Litho, Inc..................................            Texas
Pride Printers, Inc...................................            Massachusetts
Printing Corporation of America.......................            Maryland
Printing, Inc.........................................            Kansas
Rush Press, Inc.......................................            California
Serco Forms, LLC......................................            Kansas
StorterChilds Printing Company, Inc...................            Florida
Superb Printing Company...............................            Texas
Superior Colour Graphics, Inc.........................            Michigan
Tewell Warren Printing Company........................            Texas
The Etheridge Company.................................            Michigan
The Jarvis Press, Inc.................................            Texas
The John C. Otto Company, Inc.........................            Massachusetts
Theo Davis Sons, Inc..................................            North Carolina
Tucker Printers, Inc..................................            Texas
Tulsa Litho Company...................................            Oklahoma
Tursack Printing, Inc.................................            Pennsylvania
Walnut Circle Press, Inc..............................            North Carolina
Web Graphics, Inc.....................................            Kansas
Western Lithograph Company............................            Texas
Wetzel Brothers, Inc..................................            Wisconsin
Metropolitan Acquisition Co...........................            Indiana
Graphic Technola......................................            Maryland
The McKay Press, Inc..................................            Michigan